YieldMax SP 500 0DTE Covered Call Strategy ETF
Schedule of Investments
April 30, 2025 (Unaudited)

PURCHASED OPTIONS - 83.3%(a)(b)(c)	Notional Amount	Contracts	Value
Call Options - 83.3%			$–
S&P 500 Index, Expiration: 12/19/2025; Exercise Price: $1,000.26	$11,695,026	21	$9,574,977
TOTAL PURCHASED OPTIONS (Cost $10,279,960)			9,574,977

U.S. TREASURY SECURITIES - 11.2%		Par
United States Treasury Note/Bond
3.00%, 07/15/2025		$28,000	27,924
4.25%, 10/15/2025		27,000	27,014
3.88%, 01/15/2026		1,230,000	1,228,846
TOTAL U.S. TREASURY SECURITIES (Cost $1,283,203)			1,283,784

SHORT-TERM INVESTMENTS - 5.2%		Shares
Money Market Funds - 5.2%
First American Government Obligations Fund - Class X, 4.25% (d)		597,994	597,994
TOTAL SHORT-TERM INVESTMENTS (Cost $597,994)			597,994

TOTAL INVESTMENTS - 99.7% (Cost $12,161,157)			11,456,755
Other Assets in Excess of Liabilities - 0.3%			30,053
TOTAL NET ASSETS - 100.0%			$11,486,808
two			–%
Percentages are stated as a percent of net assets.			–%

(a)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(b)	Exchange-traded.
(c)	100 shares per contract.
(d)	The rate shown represents the 7-day annualized effective yield as of April 30, 2025.

Summary of Fair Value Disclosure as of April 30, 2025 (Unaudited)

YieldMax SP 500 0DTE Covered Call Strategy ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of April 30, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Purchased Options	$–	$9,574,977	$–	$9,574,977
U.S. Treasury Securities	–	1,283,784	–	1,283,784
Money Market Funds	597,994	–	–	597,994
Total Investments	$597,994	$10,858,761	$–	$11,456,755

Refer to the Schedule of Investments for further disaggregation of investment categories.